Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Air Products and Chemicals, Inc. (the “Company”) for the year ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John P. Jones III, Chairman, President, and Chief Executive Officer of the Company, and Paul E. Huck, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 13 December 2004	/s/ John P. Jones III
John P. Jones III
Chairman, President and Chief Executive Officer

/s/ Paul E. Huck
Paul E. Huck
Vice President and Chief Financial Officer